EXHIBIT 32.1
CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350 AS
ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT
I, David M. Brain, President and Chief Executive Officer of Entertainment Properties Trust (the “registrant”), have executed this certification for furnishing to the Securities and Exchange Commission in connection with the filing with the Commission of the registrant’s Quarterly Report on Form 10-Q for the period ended September 30, 2007 (the “Report”). I hereby certify that:
(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant

/s/ David M. Brain
David M. Brain
President and Chief Executive Officer

Date: October 31, 2007
A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities Exchange Commission or its staff upon request.